UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

111 Please Ridge Road

Harrison, NY 10528

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP63 FUND, INC.

Ticker: DRIPX

SEMI-ANNUAL REPORT

August 31, 2022

(Unaudited)

THE MP63 FUND, INC.

SHAREHOLDER LETTER

AUGUST 31, 2022 (UNAUDITED)

Dear Fellow Shareholders,

The first half of our 24th fiscal year ended on August 31, 2022, with a reduction in MP 63 Fund (the “Fund”) assets when compared with the same period in 2021. We had a little more than $99 million at the midpoint of 2021 and a little less than $89 million at the mid-point in 2022. The decline was the result of the overall bear market decline and not due to shareholder withdrawals, which were very modest.

During the eight-month period beginning January 1, 2022 thru August 31, 2022, your Fund declined 10.93%, while the S&P 500 Index Fund (ETF) from Vanguard declined 16.20% and the Russell 1000 Value Index Fund (ETF) also from Vanguard, declined 10.08%.

During the six-month period beginning March 1, 2022 through August 31, 2022, your Fund declined only 4.59%, while the Russell 1000 Value Index Fund from Vanguard, decline 5.14%, and the S&P 500 also from Vanguard, declined 7.43%.

On a longer-term basis, according to Morningstar, a $10,000 investment in DRIPX in 2012 would have grown to $31,608 by August 31, 2022 while the Morningstar Value Category (our Category) grew to $28,373, the Russell 1000 Value Index grew to $30,141, and the S&P 500 Index grew to $38,646.

As many of our shareholders will recall, DRIPX was founded to provide a means for Moneypaper subscribers to DRIP their IRA funds into (and thus build positions in) companies that offered dividend reinvestment plans.  The Fund’s strategy is to consistently increase our shareholder’s holdings while maintaining a defensive posture in the market. Management is confident that the Fund’s results validate our approach. Further, we are comfortable with our portfolio allocation, with the vast majority of holdings extending their historical increases of annual dividends. The total dividends received during the period of March 1, 2022 through August 31, 2022 was $1,066,603.84 which was up from $991,420.81 for the same six-month period in 2021.

For the period ended August 31, 2022, the DRIPX Expense Ratio was 0.69%. To put this in perspective, consider that, according to Investopedia, the average Expense Ratio for large-cap mutual funds is 1.25% while the small-cap fund average ratio was 1.4%. You can be comfortable that Fund management is mindful of costs and does everything possible to contain them.

Further, for the period ended August 31, 2022, DRIPX exhibited an overall Morningstar 4-Star ranking and the Gold Medal by Morningstar®, having outperformed most funds in its Large-cap Value Category as well as its best-fit Index (Russell 1000 Value) over the long-term.  In addition, Morningstar has recently raised the Fund’s designation from “Above Average” to “High” in its evaluation of the Fund’s management.

As always, we thank you for your confidence in our conservative approach to building wealth and once again congratulate you for your restraint during market sell-offs. We urge you to continue funding your account(s) on a regular basis, either through dollar-cost averaging or considered periodic purchases, as we seek to take advantage of opportunities afforded by the volatility in the stock market.

Vita Nelson and Mario Medina, October 5, 2022

Past performance is not a guarantee of future results. Principal loss is possible. Please refer to the schedule of investments in this report for complete holdings information.

Semi-Annual Report | 1

THE MP63 FUND, INC.

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

  AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING AUGUST 31, 2022

	1 Year	5 Year	10 Year	Annualized Since Inception	Cumulative Since Inception	Ending Value
The MP63 Fund, Inc.	-6.73%	9.27%	11.17%	6.85%	374.44%	$ 47,358
S&P 500 Index	-11.24%	11.82%	13.07%	7.05%	396.77%	$ 49,625
iShares Russell 1000 Value ETF	-6.40%	7.70%	10.32%	6.91%	343.07%	$ 44,307

$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
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Feb-13
Aug-13
Feb-14
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Feb-16
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Aug-19
Feb-20
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Aug-21
Feb-22
Aug-22
The MP 63 Fund, Inc.
S&P 500 Index
iShares Russell 1000 Value ETF

This chart assumes an initial investment of $10,000 made on the closing of February 28, 1999. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The iShares Russell 1000 Value ETF seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The performance information shown represents past performance and should not be interpreted as indicative of The MP63 Fund, Inc.'s future performance. The performance also reflects reinvestment of all dividend and capital gain distributions. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Semi-Annual Report | 2

THE MP63 FUND, INC.

PORTFOLIO ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the schedule of investments.

Basic Materials
3.88%
Communication Services
1.75%
Consumer Cyclical
12.45%
Consumer Defensive
15.06%
Energy
3.40%
Financial Services
11.93%
Healthcare
11.16%
Industrials
20.38%
Money Market Fund
1.61%
Real Estate
0.35%
Technology
9.05%
Utilities
8.98%

Sectors are categorized using Morningstar® classifications.

Semi-Annual Report | 3

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022 (UNAUDITED)

Shares		Fair Value

COMMON STOCKS (United States) - 96.39%

Aerospace/Aircrafts/Defense - 3.58%
5,618	The Boeing Co. *	$ 900,284
25,726	Raytheon Technologies Corp.	2,308,908
		3,209,192
Auto Parts - Retail/Wholesale - 1.95%
11,218	Genuine Parts Co.	1,750,120

Banks - 4.49%
43,629	Bank of America Corp.	1,466,371
24,934	Truist Financial Corp.	1,167,909
30,536	US Bancorp	1,392,747
		4,027,027
Beverages - 2.79%
20,870	The Coca-Cola Co.	1,287,888
7,045	PepsiCo, Inc.	1,213,642
		2,501,530
Biological Products - 0.40%
5,602	Gilead Sciences, Inc.	355,559

Cable & Other Pay Television Services - 1.31%
32,478	Comcast Corp., Class A	1,175,379

Chemicals - Diversified - 2.19%
21,049	RPM International, Inc.	1,960,925

Commercial Services - 1.40%
7,655	Ecolab, Inc.	1,254,119

Communication Equipment - 1.72%
11,653	Qualcomm, Inc.	1,541,342

Consumer, Durable & Apparel - 0.42%
4,759	Sony Group Corp. ADR	377,627

Containers - Paper/Plastic - 1.42%
106,472	Amcor PLC (Jersey)	1,278,729

Cosmetics & Personal Care - 1.21%
13,832	Colgate-Palmolive Co.	1,081,801

Diversified Operations - 2.67%
7,193	3M Co.	894,450
43,812	Corning, Inc.	1,503,628
		2,398,078

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 4

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Shares		Fair Value

Electronic Equipment - 2.09%
12,560	Carrier Global Corp.	$ 491,347
16,901	Emerson Electric Co.	1,381,488
		1,872,835
Electronic - Semiconductors - 1.22%
34,163	Intel Corp.	1,090,483

Financial Services - 2.86%
4,970	American Express Co.	755,440
14,701	Paychex, Inc.	1,813,221
		2,568,661
Food - Misc. Preparation - 6.03%
20,605	Archer Daniels-Midland Co.	1,810,973
32,900	Conagra Brands, Inc.	1,131,102
13,665	General Mills, Inc.	1,049,472
28,256	Hormel Foods Corp.	1,420,712
		5,412,259
General Household Products - 1.05%
10,738	Stanley Black & Decker, Inc.	946,018

Healthcare - 2.10%
8,443	AbbVie, Inc.	1,135,246
1,448	UnitedHealth Group, Inc.	751,990
		1,887,236
Insurance - Life/Property/Casual - 3.40%
23,022	AFLAC, Inc.	1,367,967
10,426	The Travelers Companies, Inc.	1,685,259
		3,053,226
Leisure Products - 1.22%
9,662	Polaris, Inc.	1,094,415

Leisure Services - 0.87%
6,931	The Walt Disney Co. *	776,826

Machinery - Const./Mining/Farming - 3.84%
8,859	Caterpillar, Inc.	1,636,346
4,960	Deere & Co.	1,811,640
		3,447,986
Machinery - Electrical Equipment - 3.36%
10,886	Dover Corp.	1,360,315
10,958	Johnson Controls International PLC (Ireland)	593,266
17,619	Tennant Co.	1,063,307
		3,016,888

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 5

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Shares		Fair Value

Manufacturing - 1.82%
8,393	Illinois Tool Works, Inc.	$ 1,635,208

Materials - 0.28%
1,910	Nucor Corp.	253,915

Medical/Dental - Supplies - 2.02%
7,165	Becton Dickinson & Co.	1,808,589

Medical Instruments/Products - 1.32%
13,437	Medtronic PLC (Ireland)	1,181,381

Medical Drugs - 5.28%
13,474	Abbott Laboratories	1,383,106
10,510	Johnson & Johnson	1,695,683
11,914	Merck & Co., Inc.	1,016,979
14,157	Pfizer, Inc.	640,321
		4,736,089
National Commercial Banks - 1.12%
8,812	JPMorgan Chase & Co.	1,002,189

Paper & Paper Products - 1.55%
10,918	Kimberly Clark Corp.	1,392,263

Petroleum Refining - 2.20%
1,903	Chevron Corp.	300,788
17,484	Exxon Mobil Corp.	1,671,296
		1,972,084
Refuse Systems - 2.10%
11,133	Waste Management, Inc.	1,881,811

Retail - Catalog & Mail Order Houses - 0.75%
5,300	Amazon.com, Inc. *	671,881

Retail - Food & Restaurant - 2.01%
8,246	Starbucks Corp.	693,241
10,015	Yum! Brands, Inc.	1,114,069
		1,807,310
Retail - Variety Stores - 1.79%
3,076	Costco Wholesale Corp.	1,605,980

Retail/Wholesale - Building Products - 1.88%
5,836	The Home Depot, Inc.	1,683,219

Services - Computer Programming, Data Processing, Etc. - 1.55%
12,820	Alphabet, Inc. Class A *	1,387,380

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 6

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Shares		Fair Value

Services - Prepackaged Software - 2.08%
7,150	Microsoft Corp.	$ 1,869,510

Shoes & Related Apparel - 0.83%
7,013	Nike, Inc. Class B	746,534

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.62%
10,558	The Proctor & Gamble Co.	1,456,370

Telecommunications Services - 0.78%
7,028	Cisco Systems, Inc.	314,292
9,306	Verizon Communications, Inc.	389,084
		703,376
Textile - Apparel/Mill Products - 0.79%
17,194	VF Corp.	712,691

Transportation - Railroads - 2.10%
8,405	Union Pacific Corp.	1,887,007

Utility - Electric - 5.55%
5,483	Dominion Energy, Inc.	448,509
13,356	Duke Energy Corp.	1,427,890
31,668	MDU Resources Group, Inc.	954,790
25,245	NextEra Energy, Inc.	2,147,340
		4,978,529
Utility - Gas Distribution - 1.32%
16,679	National Fuel Gas Co.	1,188,712

Utility - Water - 2.06%
37,667	Essential Utilities, Inc.	1,851,333

TOTAL FOR COMMON STOCK (Cost $41,161,312) - 96.39%		86,491,622

LIMITED PARTNERSHIPS (United States) - 1.18%

Natural Gas Transmission - 0.74%
25,380	Enterprise Products Partners LP	668,002

Pipe Lines (No Natural Gas) - 0.44%
7,697	Magellan Midstream Partners LP	397,396

TOTAL FOR LIMITED PARTNERSHIPS (Cost $802,465) - 1.18%		1,065,398

REAL ESTATE INVESTMENT TRUST (United States) - 0.35%
3,050	Simon Property Group, Inc.	311,039
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $320,648) - 0.35%		311,039

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 7

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Shares		Fair Value

MONEY MARKET FUND - 1.60%
1,434,587	Fidelity Investments Money Market Funds - Gov't Portfolio, Class I (Cost $1,434,587) 2.03%**	$ 1,434,587

	TOTAL INVESTMENTS - 99.52% (Cost $43,398,364) (Note 4)	89,302,646

	OTHER ASSETS LESS LIABILITIES - 0.48%	426,286

	NET ASSETS - 100.00%	$89,728,932

* Non-income producing securities during the year.

** Variable rate security; the money market rate shown represents the yield at August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 8

THE MP63 FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2022 (UNAUDITED)

Assets
Investments at Fair Value (Cost $43,398,364)	$ 89,302,646
Cash	500
Receivables
Dividends and Interest	229,184
Portfolio Securities Sold	228,951
Prepaid Expenses	23,938
Total Assets	89,785,219
Liabilities
Payables
Portfolio Securities Purchased	6,750
Other Accrued Expenses	12,305
Accrued Directors Fees (Note 3)	3,607
Accrued Administrative and Operating Services Fees (Note 3)	7,725
Accrued Administrative Fees (Note 3)	5,568
Accrued Advisor Fees (Note 3)	20,332
Total Liabilities	56,287

Net Assets	$ 89,728,932

Net Assets Consist of:
Capital Stock, $0.001 par value; 1 billion shares
authorized; 3,484,441 shares issued and outstanding	$ 3,484
Additional Paid in Capital	40,849,014
Distributable Earnings	48,876,434
Net Assets	$ 89,728,932

Net Asset Value and Offering Price ($89,728,932/3,484,441)	$ 25.75

Redemption Price Per Share ($25.75 x .99)*	$ 25.49

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 9

THE MP63 FUND, INC.

STATEMENT OF OPERATIONS

For the six months ended AUGUST 31, 2022 (UNAUDITED)

Investment Income:
Dividend Income	$ 1,083,694
Interest Income	6,490
Total Investment Income	1,090,184
Expenses:
Advisor fees (Note 3)	164,648
Administration fees (Note 3)	30,237
Legal fees	31,117
Administrative and Operating Services fees (Note 3)	29,725
Registration fees	18,901
Compliance fees (Note 3)	6,133
Custody fees	9,150
Audit fees	7,210
Printing and postage expense	6,515
Insurance expense	4,813
Miscellaneous expense	4,413
Director fees (Note 3)	4,417
Total Expenses	317,279

Net Investment Income	772,905

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	909,633
Change in Unrealized Depreciation on Investments	(7,666,251)
Net Realized and Unrealized Gain (Loss) on Investments	(6,756,618)

Net Decrease in Net Assets from Operations	$ (5,983,713)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 10

THE MP63 FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	For the	For the
	Six Months Ended	Year Ended
	August 31, 2022	February 28, 2022
From Operations:
Net Investment Income	$ 772,905	$ 1,429,661
Realized Gain on Investments	909,633	2,804,270
Change in Unrealized Appreciation (Depreciation) on Investments	(7,666,251)	6,999,852
Increase (Decrease) in Net Assets from Operations	(5,983,713)	11,233,783

From Distributions to Shareholders:
Distributions	-	(3,536,717)
Change in Net Assets from Distributions	-	(3,536,717)

From Capital Share Transactions
Proceeds From Sale of Shares	1,322,790	8,667,198
Shares Issued on Reinvestment of Dividends	-	3,452,774
Cost of Shares Redeemed
(net of redemption fees $419 and $1,607, respectively)	(3,726,207)	(7,299,514)
Net Increase (Decrease) from Shareholder Activity	(2,403,417)	4,820,458

Net Increase (Decrease) in Net Assets	(8,387,130)	12,517,524

Net Assets at Beginning of Year/Period	98,116,062	85,598,538
Net Assets at End of Year/Period	$ 89,728,932	$ 98,116,062

Share Transactions:
Issued	48,734	312,460
Reinvested	-	119,680
Redeemed	(137,628)	(259,152)
Net Increase (Decrease) in shares	(88,894)	172,988
Shares outstanding beginning of year/period	3,573,335	3,400,347
Shares outstanding end of year/period	3,484,441	3,573,335

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 11

THE MP63 FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year/period:

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005

** Per share amounts are calculated using the average shares method.

*** Annualized

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 12

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2022 (UNAUDITED)

NOTE 1. ORGANIZATION

The MP63 Fund, Inc.  (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's business and affairs are managed by its officers under the direction of its Board of Directors (the “Board”). The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at fair value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board.  Portfolio companies during this reporting period are all widely traded and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

Semi-Annual Report | 13

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2022:

(Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$86,491,622	$ -	$ -	$86,491,622
Limited Partnerships	1,065,398	-	-	1,065,398
Real Estate Investment Trust	311,039	-	-	311,039
Money Market Fund	1,434,587	-	-	1,434,587
Total	$89,302,646	$ -	$ -	$89,302,646

The Fund did not hold any Level 3 assets during the six months ended August 31, 2022. The Fund did not engage in any derivative transactions during the six months ended August 31, 2022.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date. Gains and losses on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the six months ended August 31, 2022, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s open tax years or expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax

Semi-Annual Report | 14

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

benefits as income tax expense in the Statement of Operations. As of and during the six months ended August 31, 2022, the Fund did not incur any interest or penalties.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Cash – The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits. Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

G.

Share Valuation – The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except for shares redeemed within 6 months.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor"). Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments. As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of 0.35% of the daily net asset value. For the six months ended August 31, 2022, the Advisor earned fees of $164,648. At August 31, 2022, the Fund owed the Advisor $20,332 for advisory fees.

The Advisor has voluntarily agreed to waive its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  The Advisor did not waive any fees or reimburse the Fund during the six months ended August 31, 2022.

Semi-Annual Report | 15

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

The Fund has agreements in place with Mutual Shareholder Services ("MSS") to provide administrative, transfer agency, and fund accounting services.  Under these agreements, MSS is paid a fixed annual fee for accounting and administration services which increases incrementally at specified asset thresholds, plus blue sky servicing fees paid on a per filing basis.  For transfer agency services, MSS receives a fixed fee per account, subject to an annual minimum. For the six months ended August 31, 2022, the Fund paid MSS $30,237 for the services that it provided to the Fund, comprised of $21,000 in accounting and administrative services and $9,237 in transfer agency services. At August 31, 2022, $5,568 was due to MSS for services provided.

The Fund entered into an Administrative and Operating Services Agreement with Moneypaper Publications LLC, the parent of the Advisor. Under this agreement, Moneypaper Publications LLC provides services to the Fund that are necessary for operation and not provided by other parties. These fund servicing expenses amounted to $29,725 for the six months ended August 31, 2022.  At August 31, 2022, the Fund owed $7,725 for fund servicing expenses.

Certain officers of the Advisor are also officers and a director of the Fund. The Fund currently pays each Independent Director an annual retainer of $2,000 for regular compensation. The Fund currently does not pay special compensation to any Director. Vita Nelson, as the Interested Director, does not receive any compensation from the Fund for her services as a Director. For the six months ended August 31, 2022, the Fund incurred $4,417 in regular compensation director fees and expenses. The Fund pays the Chief Compliance Officer $6,133 semi-annually.

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended August 31, 2022, purchases and sales of securities, excluding short-term investments, aggregated $2,428,600 and $3,651,775, respectively.

NOTE 5.  TAX INFORMATION

Cumulative unrealized appreciation (depreciation) on a tax basis amounted to the following: Unrealized appreciation $54,041,408, Unrealized depreciation ($520,256), Net unrealized appreciation $53,521,152.

For Federal income tax purposes, the cost of investments owned at February 28, 2022 was $44,449,295. The difference between book and tax cost of investments represents the deferral of losses on wash sales and partnership basis adjustments.

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among the components of net assets in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment

Semi-Annual Report | 16

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

of short-term gain as ordinary income for tax purposes. Due to permanent book to tax differences the following adjustments have been made by management as of February 28, 2022.  Reclassifications have no effect on net assets, results of operations or net asset value per share of the Fund.

Paid In Capital	$ (92)
Distributable Earnings	$ 92

The permanent differences were mainly due to non-deductible partnership expenses.

As of February 28, 2022, the components of distributable earnings on a tax basis were as follows: Undistributed ordinary income $0, undistributed capital gains $1,338,995, unrealized appreciation $53,521,152, for a total distributable earnings of $54,860,147.

There were no distributions paid for the six months ended August 31, 2022.

The tax character of distributions paid during the fiscal year ended February 28, 2022 was as follows:

Distributions paid from: Ordinary income $1,533,272, Long term capital gains $2,003,445.

NOTE 6.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 7.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, sanctions, recessions and depressions, or other events could have a significant impact on the Fund and its investments, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and

Semi-Annual Report | 17

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

NOTE 8.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued.  Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require adjustment to or disclosure in the financial statements.

Semi-Annual Report | 18

THE MP63 FUND, INC.

EXPENSE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including brokerage and other costs associated with portfolio purchases and sales, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; service provider fees and expenses and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2022 through August 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$ 937.73	$0.03
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,025.17	$0.03

* Expenses are equal to the Fund's annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report | 19

THE MP63 FUND, INC.

TRUSTEES & OFFICERS

AUGUST 31, 2022 (UNAUDITED)

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Susan Ryan Age: 72 241 Perkins Street, Unit A602 Jamaica Plain, MA 02130	Director	Indefinite – since March 2016	Vice President, C.A. White (real estate development and management company)	1	Board member, Shambhala USA and Shambhala Canadian, both religious non-profit organizations
Edward Shashoua Age: 63 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	Primary Care Internist, Newton-Wellesley Physicians; Owner/Trustee, Brandywine Development Co. (real estate development)	1	Director, Ischemix, Inc.
Daniel Mandell Age: 59 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	General Council and Vice President, DialogueDirect Inc.; Founding member, Carabello & Mandell (law firm)	1	DialogueDirect, Inc. - Director

Semi-Annual Report | 20

THE MP63 FUND, INC.

TRUSTEES & OFFICERS (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Interested Directors:

Vita Nelson 1,2 Age: 84 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director, President	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
Principal Officers who are not Directors:
J. Mario Medina Age: 56 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Treasurer	Indefinite – since 2017	Co-manager of the Fund since July 1, 2017; Editor for JST Online Solutions.	1	None
Leonard Barenboim Age: 61 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Chief Compliance Officer	Indefinite – since 2017	CEO and Chief Compliance Officer, Temper of the Times Investor Services, Inc.; Principal and project manager, ELBI Systems LLC; Chief Compliance Officer, Moneypaper Advisor Inc.	1	None

Lee Reiner Nelson 1 Age: 60 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Secretary	Indefinite – since 2016	President and CEO, EMA, LLC	1	Director, Moneypaper Publications LLC; Temper of the Times Investor Service, Inc.; Moneypaper Advisor, Inc.; Temper of the Times Foundation.

(1)Lee Reiner Nelson is Vita Nelson’s son.

(2)Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

Semi-Annual Report | 21

THE MP63 FUND, INC.

ADDITIONAL INFORMATION

AUGUST 31, 2022 (UNAUDITED)

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

INFORMATION REGARDING PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-PORT’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended August 31, 2022, the Advisor to the Fund reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Advisor concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented. The Board then approved the liquidity risk report the Advisor provided.

INVESTMENT ADVISORY CONTRACT RENEWAL DISCLOSURE

The Board of Directors of the MP63 Fund, including the Independent Directors voting separately, reviewed and approved the continuance of the Fund’s Investment Advisory Agreement (“Advisory Agreement”) with Moneypaper Advisor, Inc. (the “Advisor”) at a meeting held on April 20, 2022 (the “Meeting”).  All of the Directors, including all of the Independent Directors, were present electronically for the Board’s consideration and approval of these matters.1

___________________

1. All of the participants in the Meeting, including the Executive Session, participated telephonically and/or by video conference.  Because of the Covid 19 pandemic, the SEC by no-action letter has waived in-person voting requirements for the approvals and renewals of advisory contracts, as well as other matters for which jn person voting is required. For the time period approved by the no-action letter, such matters may now be approved and telephone or electronic meetings, provided all of the Directors can hear and be heard.  The Fund relied on this no-action authority to conduct the April 20, 2022 Meeting electronically even though the agenda items to the Meeting included the renewal of advisory and distribution contracts for the Fund as well as the reappointment of the Fund's auditor.

Semi-Annual Report | 22

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

At the meeting, Counsel advised the Directors and the Independent Directors of their statutory and fiduciary obligations in determining whether to approve the renewal of the Advisory Agreement. In connection with their consideration of these matters, the Independent Directors requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders, and the Adviser provided both written and oral information responsive to the Board’s request. In particular, the Directors requested and reviewed information provided by the Adviser related to the following: (i) the nature, extent and quality of the services provided by the Adviser, (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

With respect to the nature, extent and quality of the services provided by the Adviser, The Directors considered the roles of each person noting in particular that Vita Nelson had managed the Fund's assets since its inception in 1999. Ms. Nelson and David Fish, created the portfolio and the strategy upon which the Fund is based. Ms. Nelson background was in publishing and Mr. Fish was a senior accountant. Mario Medina, who was appointed as co-manager of the Fund effective July 1, 2017, after Mr. Fish passed, had served as an editor and analyst for a financial publication and continues to encourage the financial education of the Hispanic community. Lee Nelson, who joined the portfolio team in 2016 in anticipation of the retirement of David Fish. Mr. Nelson, who is the son of Vita Nelson, operates a production company that produces movies and commercials. Byron Perez, who has been associated with the Fund since 2011 and is thoroughly conversant with the strategy upon which the Fund’s portfolio is managed and maintained. The Directors also discussed and considered the responsibilities of the Adviser under the Investment Advisory Agreement, noting that the Adviser is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective of the Fund. The Directors also considered the quality of administrative and other services provided to the Fund, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs. The Directors noted that the Advisor relies on its association with David Katz for research and SEC regulatory updates.

With respect to performance, the Directors reviewed the Fund’s performance over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds. The Directors found that while the Fund’s performance historically has been in line with the large cap equity markets, they also evaluated the Fund's performance relative to its primary benchmark index, the S&P 500 Index, and to its Morningstar category and that category’s benchmark, the Russell 1000 Value Index. In particular, the Directors noted that as of the end of the calendar year (December 31) the Fund had achieved positive returns for each year from 2009 through 2021 other than 2015 and 2018. The Directors further noted that as of December 31, 2020, the Fund had achieved positive annualized returns across all standard annualized performance measurement time frames, including 1-year, 3-year, 5-year, 10-year, and since inception (03/01/1999) periods. They also noted that the Fund’s calendar year to date performance through 02/28/2022 was negative, consistent with the market during that period.

With respect to its performance relative to its primary benchmark, the S&P 500, the directors noted that as of December 31, 2021, the Fund had underperformed the benchmark for 1 year,

Semi-Annual Report | 23

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

3-year, 3-year, 5-year, and 10-year performance, but outperformed the benchmark for a calendar year to date performance through 02/28/2022 (-5.02% v. -8.02%) and  only slightly lagged the S&P 500 since the Fund’s inception on March 1, 1999 (7.58% annualized return for the Fund vs. 8.10 % annualized return for the Index). The Directors also took notice, however, that very few funds have outperformed the S&P 500 index over the reported time periods unless they have invested in the large cap growth technology companies that have dominated the performance of that weighted average index.

The Board also considered that the Fund is categorized by Morningstar in the Large Cap Value category, and that the Fund’s performance relative to the Morningstar Large Cap Value category average and the Russell 1000 Value Index (the broad-based benchmark index that Morningstar assigns to the Fund) was very strong.  In that regard, they noted that the Fund had outperformed both its Morningstar Category (Large Cap Value) and the Morningstar Index (Russell 1000 Value) for the 3-year, 5-year, and 10-year, periods ended December 31, 2021, but had underperformed each of them year to date through February 28, 2022 and had slightly underperformed the Russell 1000 Value Index since inception (7.58% annualized return for the Fund and 7.68% annualized return for the Index. The Directors also considered comparisons of the Fund’s performance with four other competitive mutual funds identified by the Adviser with similar strategies to the Fund, noting that the Fund’ performance was consistent with the performance of such funds. In addition, the Directors considered that during the last 10 years, the Fund had achieved a top quartile percentage rank in the Morningstar Large Cap Value category for 2014, 2016, 2018, 2019, 2020, and had only been in the lowest quartile in three years (2015, 2017, and 2021). They also noted that the Fund had achieved an overall four -star quantitative rating with the designation of “Gold” from Morningstar as of March 31, 2022, and that over a fifteen-year period as of that date, the Fund had outpaced its Morningstar category average return by an annualized .29% and also exceeded the category’s benchmark, the Russell 1000 Value Index, by and annualized 46 basis points over the same time period.

Based on the totality of this information, the Board found that the Fund's performance reflected the Adviser’s ability to effectively manage the Fund's assets on a long-term basis in different market environments. The Board concluded that the Fund has performed well on a consistent long-term basis under the Adviser's management.

With respect to the fees and expenses paid by the Fund, the Board noted that the Advisory fee rate of 0.35%, which had not changed since the Fund’s inception, had resulted in the Adviser receiving $338,858 in advisory fees for the fiscal year ended February 28, 2022, up from $262,083 in advisory fees for the fiscal year ended February 28, 2021, and from $256,230 for the fiscal year ended February 28, 2020. The Directors also noted the Fund’s annualized expense ratio of 0.63% for the fiscal year ending February 28, 2022 (down from .71% for the fiscal year ending February 28, 2021, 0.69% for the fiscal year ending February 28, 2020 and 0.72% for the fiscal year ended February 28, 2019) compared favorably to the average expense ratio for all funds in Morningstar's Large Cap Value Category for the same time periods. After discussion, the Board concluded, based on the information provided to it at the meeting, that the Adviser’s fee and the Fund's total expense ratio were low compared with similar funds and therefore acceptable to the Board.

The Directors considered that while the Adviser receives no other fees related to its portfolio management of the Fund, the Adviser’s parent, Moneypaper Publications, LLC, receives a monthly fee of $3,500 for administrative services and overall responsibility for the operations of the Fund. Those services include (i) the responsibility for negotiating with and supervising

Semi-Annual Report | 24

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

the Fund's other service providers, (ii) dealing with issues related to Board members (iii) overseeing the compliance program for the Fund and the Advisor (iv) preparing shareholder communications, including designing and preparing shareholder documents, (v) approving all communications with the SEC (vi) approving all payments from Fund assets (vii) approving Board meeting minutes prepared by legal counsel (viii) approving shareholder distributions (ix) designing and maintaining the Fund’s website (x) updating information on the Fund’s website (xi) overseeing the accuracy of information provided to the public (xii) overseeing compliance with SEC rules (xiii) In general, oversight of all the activities and operations of the Fund and its support staff. In connection with this contract, the directors considered that such administrative fees, which by contract are not to exceed $7,500 per month, were $3,500 per month -- or $42,000 for the last fiscal year--and have been at that level consistently since February 2005. The Board further considered that these fees, were included in the Fund's total expense ratio, which they determined was lower than average expense ratios in the Funds’ Morningstar Large Cap Value category. The Directors also considered whether the services provided to the Fund by Moneypaper Publications could be provided with the same quality at a lower price by an unaffiliated entity, and based on representations by the Adviser, concluded that they could not. The Advisor explained that the fees paid to Moneypaper Publications for such services had represented a fallout benefit to the Fund. The Fund was originally organized in 1999 at the request of subscribers to Moneypaper, a monthly financial publication. For this reason, Moneypaper Publications provided the administrative service at a discount from its cost to provide.

With respect to the Adviser’s profitability resulting from its relationship with the Fund, the Directors considered and discussed with the Adviser the pro forma profit and loss statement that the Adviser had provided for the period for the twelve month period ending February 28, 2022 (corresponding to the Fund’s fiscal year-end), noting that the Adviser realized a slight loss on advisory fee revenues of  $338,858 during that time, plus the $42,000 fee that was paid to the Adviser’s parent, Moneypaper Publications, LLC, for performing certain administrative services for the Fund (totaling $380,858).  The Directors noted that since the Adviser managed only the Fund and no other accounts, such profit and loss statement fully encompassed the Adviser’s profitability resulting from its relationship with the Fund. In order to assess the overall financial condition of the Adviser, the Directors in addition discussed with the Adviser the financial condition of the Adviser’s parent company. Finally, the Directors considered the terms and conditions of the Adviser’s D&O/E&O) policy and how that policy would affect the Adviser’s ability to meet unexpected financial contingencies. Based on all the information presented, the Independent Directors concluded that the Adviser is financially capable of satisfying its obligations under the Investment Advisory Agreement.

With respect to economies of scale, the Directors noted that the Advisory Agreement does not contain breakpoints that would reduce the advisory fee rate on assets above specified levels. The Directors agreed that breakpoints may be an appropriate way for the Adviser to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets. However, the Directors recognized that the Fund had not yet reached asset levels where the Adviser could realize significant economies of scale and thus concluded that it was not necessary to consider breakpoints at that time.

Finally, the Directors reviewed the Fund’s brokerage practices.  The Directors noted with approval that the Adviser did not currently engage in any soft dollar relationships. They also discussed and reviewed the average commission rates paid by the Fund, and concluded that they are reasonable.

Semi-Annual Report | 25

THE MP63 FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Prior to voting, the Independent Directors reviewed the proposed renewal of the Investment Advisory Agreement with management and had the opportunity to meet in a private session at which no representatives of the Adviser were present.

After having received the Adviser’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Directors concluded that:

(i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, the Adviser has provided quality services to the Fund as compared to similarly situated funds;

(ii) the Fund’s advisory fee is lower than the average of comparably managed funds, and the Adviser is providing quality portfolio management services to the Fund;

(iii) shareholders are being provided a quality investment management services at a total expense ratio that compares favorably to other funds managed in the same investment style;

(iv) at the present time and at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale; the Independent Directors did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Advisory Agreement; and

(v.) The administrative services fee that the Fund pays to the Adviser’s   parent company, did not change the Trustees’ views as to the reasonableness of the advisory fee paid by the Fund.

No single factor was considered in isolation to be determinative to the decision of the Directors to approve continuance of the Investment Advisory Agreement. Rather, the Directors concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

As a result of their considerations, the Board of Directors, including all of the Independent Directors, determined that the continuation of the current advisory agreement between the Fund and the Adviser is in the best interests of the Fund and its shareholders, and adopted resolutions to that effect.

Semi-Annual Report | 26

Investment Adviser

Moneypaper Advisor, Inc.

Distributor

Arbor Court Capital, LLC

 Administrator, Transfer Agent, &

Shareholder Servicing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, N.A.

Legal Counsel

Ropka Law, LLC

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

This report is provided for the general information of MP63 Fund, Inc. shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 3, 2022

By /s/Mario Medina

*Mario Medina

Treasurer

(principal financial officer)

Date November 3, 2022

* Print the name and title of each signing officer under his or her signature.